                                                                    EXHIBIT 10.1

                      AMENDMENT NO. 3 AND CONSENT AGREEMENT
                     --------------------------------------

          THIS AMENDMENT NO. 3 AND CONSENT AGREEMENT (the "Agreement") is entered into as of December 8, 1997 by and among ABC Rail Products Corporation ("Rail"), ABC Deco Inc. ("Deco"), and American Systems Technologies, Inc.("AST"; Rail, Deco and AST being, collectively, the "Borrowers"), the financial institutions named on the signature page hereto (the "Lenders") and American National Bank and Trust Company of Chicago, as agent for the Lenders (the "Agent").

                                   RECITALS:
                                   --------

     A. The Agent, the Lenders and the Borrowers have entered into a Second Amended and Restated Loan and Security Agreement dated as of January 31, 1997 (as heretofore amended, supplemented or otherwise modified, the "Loan Agreement").

     B. The Borrowers have requested that the Agent and the Lenders agree to amend the Loan Agreement pursuant to the terms and subject to the conditions hereof.

          In consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Definitions. Terms defined in the Loan Agreement which are used herein shall have the same meanings as are set forth in the Loan Agreement for such terms unless otherwise defined herein.

          2.  Amendment and Consent.   Subject to the complete satisfaction of
all of the conditions set forth in Section 3 below: (a) the Required Lenders hereby consent, pursuant to the provisions of Subsection 8.17 of the Loan Agreement, to an amendment of the Subordinated Debt Documents in the form of Exhibit A attached hereto; and (b) Subsection 8.13(B) of the Loan Agreement is hereby amended by deleting the reference therein to "$61,530,000" and inserting in lieu thereof the following: "$63,166,000."

          3. Conditions. The terms of Section 2(a) and 2(b) above shall become effective only when each of the following conditions have been completely, and substantially concurrently, satisfied as determined by the Agent (the date of such satisfaction being hereinafter referred to as the "Effective Date"):

               (a) Documents. The Agent shall have received each of the following agreements, instruments and other documents, in each case in form and substance acceptable to the Agent:

                    (i) eight (8) copies of this Agreement duly executed and delivered by each of the Borrowers and the Required Lenders; and

                    (ii) such other documents, certificates, agreements, opinions and items as the Agent may request in connection herewith.

               (b) Representations and Warranties; No Default. As of the Effective Date, the representations and warranties contained herein and in the Loan Agreement shall be true and complete, and no Default or Event of Default shall exist.

          4.   Representations, Warranties and Agreements of the Borrowers.

               (a) Each of the Borrowers represents and warrants that: (1) the execution and delivery by such Borrower of this Agreement and the agreements and instruments contemplated hereby and the performance of each Borrower's obligations hereunder and thereunder: (i) are within the corporate powers of each Borrower; (ii) are duly authorized by the Board of Directors of each Borrower, and, if necessary, the stockholders of each Borrower; (iii) are not in contravention of the terms of the Charter or By-Laws of any Borrower, or of any contract, instrument, indenture or other agreement or undertaking to which any Borrower is a party or by which any Borrower or any of its property is bound or any judgment, decree or order applicable to any Borrower; (iv) do not require any governmental consent, registration or approval or any filing with or notice to any governmental entity or agency; (v) do not contravene any governmental restriction binding upon any Borrower; and (vi) will not result in the imposition of any lien, charge, security interest or encumbrance upon any property of any Borrower under any indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which any Borrower is a party or by which it or any of its property may be bound or affected; (2) this Agreement has been duly executed and delivered by each Borrower and constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as limited by applicable bankruptcy, reorganization, insolvency or similar laws affecting the enforcement of creditors' rights generally and except as limited by general principles of equity; (3) the Loan Agreement, after giving effect hereto, constitutes the legal, valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles; and (4) as of the date hereof, and as of the Effective Date, there exists no Default or Event of Default.

               (b) Each of the Borrowers hereby reaffirms all covenants, representations and warranties made in the Loan Agreement and all other Financing Agreements. Each of the Borrowers hereby agrees that all covenants, representations and warranties made in the Loan Agreement and all other Financing Agreements shall be deemed to have been remade as of the date hereof and the Effective Date.

          5.  Reference to the Effect on the Loan Agreement.

               (a) On and after the Effective Date, (i) each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and (ii) each reference to the Loan Agreement in all other Financing Agreements shall mean and be a reference to the Loan Agreement, as amended hereby.

               (b) The Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of, or consent to any departure from, any provision of the Loan Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          6. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

          7. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          8. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery by any party of telecopied copies of executed counterparts hereof shall constitute execution and delivery hereof by such party.

          9. Termination. This Agreement shall cease to be of any effect if the Effective Date has not occurred on or before December 31, 1997.

          IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                              ABC RAIL PRODUCTS CORPORATION

                              By:    /s/ D. Chisholm MacDonald
                                     ----------------------------------------

                              Title: Executive Vice President --
                                     ----------------------------------------

                                     Administration and Business Development
                                     ----------------------------------------


                              ABC DECO INC.

                              By:    /s/ D. Chisholm MacDonald
                                     ----------------------------------------

                              Title:
                                     ----------------------------------------


                              AMERICAN SYSTEMS TECHNOLOGIES, INC.

                              By:    /s/ D. Chisholm MacDonald
                                     ----------------------------------------

                              Title:
                                     ----------------------------------------


                              AMERICAN NATIONAL BANK AND TRUST
                              COMPANY OF CHICAGO, individually and as
                              Agent

                              By:    /s/ Dennis E. Harrison
                                     ----------------------------------------

                              Title: Senior Vice President
                                     ----------------------------------------


                              BTM CAPITAL CORPORATION

                              By:    /s/ James E. Torkelson
                                     ----------------------------------------

                              Title: V.P.--Region Manager
                                     ----------------------------------------

                              LASALLE NATIONAL BANK

                              By:    /s/ Terri Maurer
                                     ----------------------------------------

                              Title: Vice President
                                     ----------------------------------------


                              NATIONS BANK OF TEXAS, N.A.

                              By:    /s/ James Berkemeier
                                     ----------------------------------------

                              Title: Vice President
                                     ----------------------------------------


                              MELLON BANK, N.A.

                              By:    /s/ Jeffrey G. Saperstein
                                     ----------------------------------------

                              Title: Assistant Vice President
                                     ----------------------------------------

                                                                       EXHIBIT A
                                                                       ---------


                                  See Attached

                                                  JDRP Draft of December 8, 1997
                                                  ------------------------------



                         ABC RAIL PRODUCTS CORPORATION

                                  the Company

                                      AND

                        FIRST TRUST NATIONAL ASSOCIATION

                                  the Trustee

                                      ____

                         SECOND SUPPLEMENTAL INDENTURE



                          Dated as of December 1, 1997



                           Supplementing that certain


                                   Indenture


                          Dated as of January 15, 1997

                     as heretofore supplemented and amended
                  through and including the First Supplemental
                        Indenture dated January 15, 1997

                         SECOND SUPPLEMENTAL INDENTURE


     This SECOND SUPPLEMENTAL INDENTURE dated as of December 1, 1997 (this "Amendment") is made and entered into by and between ABC RAIL PRODUCTS CORPORATION, a Delaware corporation (the "Company"), and FIRST TRUST NATIONAL ASSOCIATION, Chicago, Illinois, a national banking association, as trustee (the "Trustee") under the Indenture dated as of January 15, 1997 (as heretofore supplemented and amended through and including the First Supplemental Indenture dated January 15, 1997, the "Indenture"), between the Company and the Trustee. Except as otherwise provided herein, capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture.

                                    RECITALS

     WHEREAS, pursuant to Sections 301 and 303 of the Indenture, the Company has heretofore executed the Officer's Certificate dated as of January 28, 1997 (the "Officer's Certificate") establishing the provisions of a series of Securities under the Indenture entitled "9 1/8% Senior Subordinated Notes Due 2004";

     WHEREAS, it is currently necessary for the Company to restate its fiscal year 1996 consolidated financial statements;

     WHEREAS, pursuant to Section 901(2) of the Indenture, without the consent of any Holders, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental to the Indenture, in form satisfactory to the Trustee and the Company, to, among other things, add to the covenants of the Company for the benefit of the Holders of all or any series of Securities;

     WHEREAS, the Company and the Trustee desire to add to a covenant of the Company contained in the Officer's Certificate;

     WHEREAS, this Amendment has been authorized by a Board Resolution;

     WHEREAS, the amendments to the Officer's Certificate that are contemplated by this Amendment are not otherwise prohibited by Section 902 of the Indenture;

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                             ARTICLE I  AMENDMENTS
                             ---------------------

     Section 1.1 Definitions. Capitalized terms used in this Article I shall have the meanings assigned such terms in the Officer's Certificate.

     Section 1.2 Consolidated Net Worth. Subparagraph (b) of Paragraph 10 of the Officer's Certificate is hereby amended to read as follows:

          "The Company will maintain Consolidated Net Worth at the end of each of its fiscal quarters at an amount not less than the sum of (i) $56.6 million, plus (ii) 35% of Consolidated Net Income for each of its fiscal quarters occurring after October 31, 1996 plus (iii) 85% of the amount of the net proceeds from the sale of any of the Company's or its Subsidiaries' capital stock, options or warrants computed on a cumulative basis;"


                           ARTICLE II  MISCELLANEOUS
                           -------------------------

      Section 2.1 Severability. If any provision of this Amendment is held to be in conflict with any applicable statute or rule of law, or is otherwise held to be unenforceable for any reason whatsoever, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other part or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever.

     The invalidity of any one or more phrases, sentences, clauses or Sections of this Amendment shall not affect the remaining portions of this Amendment, or any part hereof.

      Section 2.2 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

      Section 2.3 Execution in Counterparts. This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

            [the remainder of this page is intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto had caused this Amendment to be executed and attested in their names by their respective duly authorized officers, all as of the day and year first above written.

                              ABC RAIL PRODUCTS CORPORATION


                              By:________________________________
                              Title:_____________________________
(SEAL)

Attest:


__________________________
Title:____________________

                              FIRST TRUST NATIONAL ASSOCIATION, as
                              Trustee


                              By:_________________________________
                              Title:______________________________
(SEAL)
------

Attest:


__________________________
Title:____________________